Exhibit 99.1

G Research Conference

Forward-Looking Statements Certain statements in this presentation are forward-looking. These can be identified by the use of forward-looking words or phrases such as “believe”;“expect”;“anticipate”;“should”; “planned”;“estimated”;“forecasted”;“projected”; and “potential”, among others. These forward-looking statements are based on Chase Corporation’s current expectations. The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for such forward-looking statements. To comply with the terms of the safe harbor, the Company cautions investors that any forward-looking statements made by the Company are not guarantees of future performance and that a variety of factors could cause the Company's actual results and experience to differ materially from the anticipated results or other expectations expressed in the Company's forward-looking statements. The risks and uncertainties which may affect the operations, performance, development and results of the Company's business include, but are not limited to, the following: uncertainties relating to economic conditions; uncertainties relating to customer plans and commitments; the pricing and availability of equipment, materials and inventories; technological developments; performance issues with suppliers and subcontractors; economic growth; delays in testing of new products; the Company’s ability to successfully integrate acquired operations; the effectiveness of cost-reduction plans; rapid technology changes and the highly competitive environment in which the Company operates; as well as the impact of the coronavirus disease 2019 (COVID-19) pandemic on the Company's businesses. Important factors that could cause actual results to differ materially from our expectations are disclosed under Item 1A(“Risk Factors”) in our latest Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission, and subsequent Quarterly Reports on Form 10-Q and should be read together with this presentation. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. Further Information This presentation should be read together with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and the related notes thereto included in our public filings. Non-GAAP Financial Measures We believe that EBITDA, Adjusted EBITDA, Free Cash Flow and Organic Revenue are useful performance measures. They are used by our executive management team to measure operating performance, to allocate resources, to evaluate the effectiveness of our business strategies and to communicate with our Board of Directors concerning our financial performance. The Company believes EBITDA, Adjusted EBITDA, Free Cash Flow and Organic Revenue are also useful to investors. EBITDA is useful in comparing the core operations of the business from period to period by removing the impact of the Company’s capital structure (through interest expense), asset base (through depreciation and amortization) and tax rate, and in evaluating operating performance relative to others in the industry. Adjusted EBITDA allows for comparison to the Company’s performance in prior periods without the effect of items that, by their nature, tend to obscure the Company’s core operating results due to the potential variability across periods based on their timing, frequency and magnitude. Free Cash Flow provides a means for measuring the cash generated from operations that is available for mandatory obligations, including interest payments and debt repayment, and discretionary investment opportunities such as funding acquisitions, product and market development and paying dividends. As a result, management believes these metrics, which are commonly used by financial analysts and others in the industries in which the Company operates, enhance the ability of investors to analyze trends in the Company’s business and evaluate the Company’s performance relative to peer companies and the past performance of the Company itself. EBITDA, Adjusted EBITDA, Free Cash Flow and Organic Revenue are non-U.S. GAAP financial measures. We define EBITDA as net income before interest expense from borrowings, income tax expense, depreciation expense from fixed assets, and amortization expense from intangible assets. We define Adjusted EBITDA as EBITDA excluding costs and (gains) losses related to our acquisitions and divestitures, costs of products sold related to inventory step-up to fair value, settlement (gains) losses resulting from lump-sum distributions to participants from our defined benefit plans, operations optimization costs, impairment losses on long-lived assets, and other significant items. We define Free Cash Flow as net cash provided by operating activities less purchases of property, plant and equipment. Organic revenue is defined as legacy businesses, plus revenue from acquired businesses beginning 12 months after acquisition, less revenue associated with currently divested businesses for all periods shown. The use of EBITDA, Adjusted EBITDA, Free Cash Flow and Organic Revenue has limitations and these performance measures should not be considered in isolation from, or as an alternative to, U.S. GAAP measures such as net income, net cash provided by operating activities and revenue. None of these measures should be interpreted as representing the residual cash flow of the Company available solely for discretionary expenditures or to invest in the growth of our business, since we may have certain non-discretionary expenditures that are not deducted from these measures, including scheduled principal payments on outstanding debt. Our measurement of EBITDA, Adjusted EBITDA, Free Cash Flow and Organic Revenue may not be comparable to similarly-titled measures used by other companies. Safe Harbor, Reference to Public Filings and Non-GAAP Measures Statements

Chase Corporation at a Glance •[1] Market capitalization data as of February 26, 2021 •[2] For fiscal year ended August 31, 2020, percentages rounded to sum to 100% •[3] As of November 30, 2020 ▪ Headquarters: Westwood, MA, USA ▪ Ticker: NYSE American: CCF ▪ Market Cap [1]: $1.02 Billion ▪ Employees: ~620 (~500 US, ~120 other) ▪ Facilities [3]: 15 manufacturing facilities strategically located in the US (10), UK (2), China, India and France ▪ Revenue [2]: $261.2 Million ▪ Adjusted EBITDA [2]: $60.2 Million Attractive Business Profile [2] Revenue by Geographic Region of Customers Revenue by Segment A global specialty chemicals company that is a leading manufacturer of protective materials for high-reliability applications across a broad range of market sectors 18% 46% 37% Adhesives, Sealants and Additives Industrial Tapes Corrosion Protection and Waterproofing 79% North America Asia Europe All other foreign 1% 8% 12% 79% 45%

Why Invest in Chase Corporation Chase offers a balanced growth and value investment opportunity at a reasonable price compared to our peers ✓ Strategic diversification of product offerings, • firmly rooted in proven chemistries, • leading manufacturer of protective materials for high-reliability applications, • Mega trend exposure ✓ Chase’s solidified position as a trusted partner • a provider of effective and reliable product solutions, which brings long-term value for our shareholders ✓ Effectively manage and rationalize cost base • improve relative profitability results, • risk management, • sustainable business practices Vision and Mission ✓ Proven growth strategy through organic and inorganic paths • capital allocation philosophy with a focus on return on investment ✓ A continuous-improvement mindset • creating an ethical corporate culture, • contributing to the community, • respecting the environment, • treating employees fairly

World-Class Operational Platform Anchored by Strong North American Presence

CHASE Corporation
We make a material difference

Chase's global footprint and best-in-class manufacturing and R&D capabilities provide significant competitive advantages and access to high-growth markets, while demonstrating our commitment to risk mitigation and strategic redundancy

Platform Overview



Oxford, MA
Specialty Tapes
Woburn, MA
Adhesive Systems
Evanston, IL
Pipe Coating Tapes
O'Hara Township, PA
Conformal Coatings
Westwood, MA
Headquarters
Newark, CA
Sealant Systems
Blawnox, PA
Pipe Coating Tapes
Lenoir, NC
Laminated Film Foils
Hickory, NC
Superabsorbents
Greenville, SC
Polymeric Microspheres
Houston, TX
Specialized Coatings
Winnersh, UK
Conformal Coatings
Rye, UK
Pipe Coating Tapes
Suzhou, China
Cover Tapes
Corbelin, France
Conformal Coatings
Pune, India
Conformal Coatings
Adhesives, Sealants and Additives Production Facility [1]
Industrial Tapes Production Facility [1]
Corrosion Protection and Waterproofing Production Facility [1]

Platform Highlights

- ✔ Distribution centers in Canada, France and the Netherlands
- ✔ Broad footprint with products sold globally across various sales channels: direct, distribution and royalty
- ✔ Earns royalties from electronic coating products licensed to a manufacturer in Asia
- ✔ Highly efficient platform with strong focus on operational excellence
- ✔ World-class productivity and efficiency with significant opportunity for further optimization
- ✔ Well-invested facilities support significant incremental growth
- ✔ Minimal ongoing annual maintenance capital spending required

[1] Our manufacturing facilities are distinct to their respective segments with the exception of our O'Hara Township, PA, Blawnox, PA and Hickory, NC facilities, which produce products related to multiple operating segments. Classifications above based on predominant operating activity and product at each respective location.

Strategic Priorities Proven growth strategy sharply focused on building upon core businesses and on enhancing operational infrastructure and commonalities to gain competitive advantage Actionable Growth Strategies •Inorganic growth through attractive acquisitions and efficient integration •Organic growth through differentiated R&D capabilities and market development Enhance operational infrastructure and commonalities •Appropriate consolidation and rationalization of assets •Continuous improvement mindset built around operational excellence Adhere to financial discipline •Maintain strong and flexible balance sheet •Focus on improved margin profile and free cash flow generation Develop competitive advantages •Leverage market-leading capabilities to drive share in existing customer base •Capitalize on ability to enter new markets from position of strength

Expand Global Presence Drive Share Gains Expansion in Top End-Markets Financial Discipline Strategic M&A New Products & End- Markets ■ Leverage Chase’s full suite of market-leading capabilities to expand customer wallet share ■ Continued expansion in new geographies to enhance capacity and product mix ■ Capitalize on expected growth in core end-markets including electronics, housing and automotive ■ Focus on gross margins, working capital management and free cash flow ■ Financial discipline and flexibility; a strong balance sheet is fundamental ■ Growth strategy sharply focused on building upon core competencies and sustainable competitive advantages ■ Focused on acquisition, integration, appropriate consolidation opportunities, and expanding the platform Chase is dedicated to maintaining sustainability while executing on its proven growth strategy of financial discipline and maximized product growth 05 Strategy Rooted in Multiple Growth Avenues ■ Chase’s size, geographic footprint, industry focus and financial capacity uniquely position the Company to capture additional growth through product and market development, and new market expansion

•[1] Source: 10-Q/K filings; Fiscal 2012 through November 30, 2020 •[2] Source: 10-Q for period ended November 30, 2020 Ideally positioned to undertake strategic acquisitions from a robust pipeline of targets $223M in Acquisition Deals [1] Focus on purchasing high- quality assets at attractive prices Legacy of Successful Inorganic Growth Strategy 7 Acquisitions Completed [1] 4 Divestures Completed [1] $0 Outstanding Debt [2] Ongoing discipline to rationalize product portfolio where appropriate Demonstrated track record of identifying, executing and integrating accretive and synergistic strategic acquisitions

Proven Consolidator with Attractive Pipeline of Accretive Targets

CHASE Corporation
We make a material difference

Chase has built a global platform through consistent organic growth and successful integration, optimization and growth of key acquisitions

2012
- Acquired NEPTCO Inc. (Cable Materials)

2014
- Sold Insulfab product line (Aircraft Cover Films)

2015
- Acquired remaining interest in NEPTCO JV (Fiber Optic Cable Components)
- Acquired from Henkel Corporation (Specialty Chemical Intermediates)

2016
- Acquired HumiSeal India Private Limited (Electronic Coatings)
- Sold RodPack product line (Wind Energy Composite)

2017
- Acquired Resin Designs (Sealants & Adhesives)
- Sold Fiber Optic Cable Components product line

2018
- Acquired Stewart Superabsorbents "Zappa Stewart" (Superabsorbents)
- Sold remaining Structural Composite Rod product lines

2020

2021
- Acquired ABchimie (Conformal Coatings)

Innovative and specialized proven chemistries differentiate Chase brands from competitors. Adhesives, sealants and additives leverage core specialty chemical development competencies of the Company. Numerous construction-related products with a successful track record in demanding anticorrosion, membrane, waterproofing, and other high-performance applications. Chase product offerings solve a range of challenging problems for the oil, gas, water, wastewater, bridge, highway and associated industries. Corrosion Protection & Waterproofing Adhesives, Sealants & Additives Industrial Tapes Proven chemistries, diverse specialty offerings and a reliable supply chain makes Chase a leader in the industrial tapes segment. Expansive brand offerings include legacy wire and cable materials, specialty tapes, and other laminated and coated products. Three Strategic Operating Segments

Mega-trends important to Chase 5g – next generation wireless • Infrastructure spending and consumer device upgrades ✓Chase telecom pulling & detection, cable materials, and electronic coatings EV – Electric Vehicles • Battery, displays, semi-autonomous driving, charging stations ✓Our adhesives, additives and sealants products IoT – Internet of Things • Proliferation of ‘smart’ devices in broad spectrum of products ✓Our adhesives and sealants

Sustainable Financial Performance with Strong Cash Flow Generation •[1] Organic revenue defined as legacy businesses, plus revenue from acquired businesses beginning 12 months after acquisition, less revenue associated with currently divested businesses for all periods shown • All years are fiscal years ended August 31 Organic Growth in Revenue by Fiscal Year [1] Free Cash Flow by Fiscal Year ($ in millions) Adjusted EBITDA by Fiscal Year ($ in millions) Adjusted EBITDA CAGR: 4.2% Organic Revenue CAGR: 3.5% ($ in millions) Free Cash Flow CAGR: 14.3% Financial Highlights ✓ History of strong “free cash flow” ✓ Attractive product portfolio with highly customizable solutions creates competitive barrier to entry to drive organic growth ✓■ Proven track record of consistent performance

141% 14% Creating Consistent Shareholder Value Commitment to Returning Capital to Shareholders ($ per share) Cash Dividends Per Share by Fiscal Year Paid 1 Support growth through operational execution 2 Continuation of accretive M&A strategy 3 Maintain financial flexibility & ample liquidity 4 Return capital to shareholders Strong record of disciplined approach to capital allocation resulting in long-term shareholder value creation 127% Trailing 5-Year Total Shareholder Return [1] [1] Trailing five years ended February 28, 2021

Why Invest in Chase Corporation Chase offers a balanced growth and value investment opportunity at a reasonable price compared to our peers ✓ Strategic diversification of product offerings ✓ Chase’s solidified position as a trusted partner .. ✓ Effectively manage and rationalize cost base Vision and Mission ✓ Proven growth strategy through organic and inorganic paths ✓ A continuous improvement mindset

Q&A